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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2011

Date of reporting period:	May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

May 31, 2011

PIMCO Corporate Opportunity Fund

Contents

Letter to Shareholders	2-3

Fund Insights/Fund Performance & Statistics	4-5

Schedule of Investments	6–17

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Statement of Cash Flows	21

Notes to Financial Statements	22–41

Financial Highlights	42

Annual Shareholder Meeting Results/ Changes to Board of Trustees/ Changes to Investment Policy/ Proxy Voting Policies & Procedures	43

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 1

Dear Shareholder:

PIMCO Corporate Opportunity Fund began fiscal year 2011 where fiscal year 2010 left off — with solid gains driven by continued economic expansion in both the U.S. and around the world. As the six-month reporting period drew to a close, however, the U.S. and global economies slowed down, tempering additional gains.

Six Months in Review

For the six-month reporting period ended May 31, 2011, PIMCO Corporate Opportunity Fund returned 14.07% on net asset value and 26.97% on market price.

The U.S. economy, as measured by gross domestic product (“GDP”) data, slowed to an annualized growth rate of 1.8% during the first quarter of 2011, a clear reversal from the 3.1% pace recorded in the fourth quarter of 2010. Accompanying the slowdown were several worrisome signs. Unemployment began to inch up in April and May 2011, after falling slowly but steadily for several months, and housing prices fell to levels last seen in 2002. Furthermore, commodity prices, notably prices for oil and food, surged.

This slowdown prompted a cautious assessment from Federal Reserve (the “Fed”) Chairman Ben Bernanke, who forecast that the economy would continue to grow “at a moderate pace that is both uneven across sectors and frustratingly slow.” The Fed hinted that it would maintain key interest rates at current low levels for “an extended period,”and revealed that the second round of “quantitative easing” would end as scheduled on June 30, 2011.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

Despite these headwinds, U.S. corporations have remained resilient. Since the recession ended in 2009, corporate profits have expanded by double-digit percentages for seven consecutive quarters. Even more encouraging, these profits were generally derived from growing revenue, as opposed to cost reductions.

Positioned to Face Today’s Challenges

Concerns about the slowing U.S. economy are certainly legitimate. Consumers, who represent approximately two-thirds of U.S. economic activity, are beginning to pull back; this may translate into lower corporate earnings. Even so, this should be viewed in context. The

2 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

two-year rally in corporate bonds has allowed many companies to amass a record amount of cash. U.S. corporations continue to hold approximately $2 trillion in cash, the most as a percentage of company assets in nearly half a century and more than enough to meet debt obligations to bondholders. Record-low interest rates have allowed companies to lock in low financing, reducing capital expenditures for years to come. This impressive financial strength is reflected in the low number of corporate defaults, just 15 between January 2011 and the end of the six-month fiscal period, according to Standard & Poor’s, and down 60% from the comparable period in 2010. The U.S. dollar has fallen sharply for much of 2011, a boon to corporations that derive a significant amount of revenue from overseas. The above-mentioned end of the Fed’s second round of “quantitative easing” may also prove to be beneficial for corporate bond investors.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 3

PIMCO Corporate Opportunity Fund Fund Insights

May 31, 2011 (unaudited)

For the six months ended May 31, 2011 PIMCO Corporate Opportunity Fund returned 14.07% on net asset value (“NAV”) and 26.97% on market price.

The U.S. corporate bond market posted a positive return during the six-month period and outperformed equal duration Treasuries. Supporting the credit market were generally strong corporate profits, strengthening balance sheets and overall solid demand from investors seeking to generate incremental yield in the low interest rate environment. In addition, corporate default rates, which had moved sharply higher during the credit crisis, continued to decline during the six months ended May 31, 2011.

Compared to the 1.91% return for the overall U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Index), high yield and investment grade bonds returned 7.93% and 3.12%, respectively (as measured by the Barclays Capital U.S. High Yield and Barclays Capital U.S. Corporate Investment Grade Indices) for the six-month period. On a total return basis, lower rated, higher yielding corporate bonds generally outperformed their higher quality, lower yielding counterparts. For example, AA-rated, A-rated and BBB-rated issues produced total returns of 2.72%, 3.31% and 3.59%, respectively, during the six months ended May 31, 2011. The same trend held true in the high yield market, as BB-rated issues returned 6.96%, versus 7.32% for B-rated names.

Sector positioning drives results

The Fund generated a strong absolute return during the reporting period. An emphasis on the banking sector was significantly positive for results, as these issues were among the best performers during the six months ended May 31, 2011. An emphasis on the insurance sector, particularly life insurance credits, was also rewarded as they posted solid gains. In contrast, underweighting in energy and consumer cyclicals detracted from results as these sectors outperformed the market.

4 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Fund Performance & Statistics

May 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	26.97%	14.07%
1 Year	47.77%	35.76%
5 Year	16.98%	16.38%
Commencement of Operations (12/27/02) to 5/31/11	16.77%	15.44%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 5/31/11	Market Price	$20.30
	NAV	$17.08
Market Price	Premium to NAV	18.85%
NAV	Market Price Yield(2)	6.80%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per common share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at May 31, 2011.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 5

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value
CORPORATE BONDS & NOTES – 56.7%

Airlines – 2.9%
	American Airlines Pass Through Trust,
$7,000	7.858%, 4/1/13 (AGC)	Ba1/BBB-	$7,140,000
2,939	10.375%, 1/2/21 (j)	Baa3/A-	3,430,787
	Continental Airlines,
909	6.545%, 8/2/20	Baa2/BBB+	957,595
2,411	6.703%, 12/15/22	Baa2/BBB	2,543,792
1,704	7.373%, 6/15/17	Ba1/BB-	1,710,625
7,557	7.707%, 10/2/22	Baa2/BBB	8,171,692
1,544	9.798%, 4/1/21	Ba3/B	1,621,288
16,967	Northwest Airlines, Inc., 7.15%, 4/1/21 (MBIA)	Ba3/BB+	16,966,728
	United Air Lines Pass Through Trust,
2,710	7.336%, 1/2/21 (a) (b) (d) (k) (acquisition cost-$2,709,921; purchased 6/19/07)	Ba2/B+	2,547,326
5,455	10.40%, 5/1/18 (j)	Baa2/BBB+	6,211,293
			51,301,126
Banking – 6.1%
4,800	AgFirst Farm Credit Bank, 7.30%, 6/27/11 (a) (b) (d) (h) (k) (acquisition cost-$3,808,000; purchased 2/26/10-3/2/10)	NR/A	4,413,216
300	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB+	309,375
	Barclays Bank PLC,
8,600	7.434%, 12/15/17 (a) (d) (h) (j)	Baa2/A-	8,976,250
14,480	10.179%, 6/12/21 (a) (d) (j)	Baa1/A	19,016,294
£2,600	14.00%, 6/15/19 (h)	Baa2/A-	5,549,405
€2,800	BPCE S.A., 9.25%, 4/22/15 (h)	Baa3/BBB+	4,261,174
$22,050	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (h) (j)	A2/AA-	28,789,781
4,000	HBOS PLC, 6.75%, 5/21/18 (a) (d) (j)	Baa3/BBB	4,042,492
2,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (h)	A3/A-	2,700,000
€8,500	Intesa Sanpaolo SpA, 8.375%, 10/14/19 (h)	Baa2/BBB+	12,568,735
	Regions Financial Corp.,
$3,600	7.375%, 12/10/37	B1/BB	3,574,267
6,600	7.75%, 11/10/14	Ba3/BB+	7,241,065
£1,100	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (h)	Baa2/A-	1,972,354
£3,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19, (converts to FRN on 9/27/14)	Aa3/AA-	5,142,120
			108,556,528
Building & Construction – 0.6%
$4,000	Cemex Finance LLC, 9.50%, 12/14/16 (a) (d)	NR/B	4,295,000
2,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	Ba3/BB-	2,190,000
3,300	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	Ba1/BBB-	3,746,068
			10,231,068
Financial Services – 30.1%
	Ally Financial, Inc.,
250	5.70%, 6/15/13	B1/B	247,690
20	5.70%, 10/15/13	B1/B+	19,806
344	5.70%, 12/15/13	B1/B+	340,484
189	5.85%, 6/15/13	B1/B+	187,758
502	5.90%, 12/15/13	B1/B+	499,181
259	5.90%, 1/15/19	B1/B+	239,949

6 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$35	6.00%, 7/15/13	B1/B+	$34,842
638	6.00%, 11/15/13	B1/B+	636,056
130	6.00%, 2/15/19	B1/B+	120,688
4,534	6.00%, 3/15/19	B1/B+	4,217,990
364	6.00%, 4/15/19	B1/B+	337,127
796	6.00%, 9/15/19	B1/B+	734,626
56	6.05%, 8/15/19	B1/B+	51,816
122	6.10%, 5/15/13	B1/B+	121,591
10	6.10%, 9/15/19	B1/B+	9,291
520	6.15%, 9/15/13	B1/B+	518,822
60	6.15%, 11/15/13	B1/B+	59,933
226	6.15%, 12/15/13	B1/B+	225,708
62	6.15%, 8/15/19	B1/B+	57,743
13	6.15%, 10/15/19	B1/B+	12,126
330	6.20%, 11/15/13	B1/B+	329,787
445	6.20%, 3/15/16	B1/B+	430,878
695	6.20%, 4/15/19	B1/B+	652,164
357	6.25%, 3/15/13	B1/B+	356,206
78	6.25%, 7/15/13	B1/B+	77,855
395	6.25%, 10/15/13	B1/B+	394,873
356	6.25%, 11/15/13	B1/B+	355,939
1,141	6.25%, 2/15/16	B1/B+	1,108,292
997	6.25%, 12/15/18	B1/B+	943,658
985	6.25%, 4/15/19	B1/B+	926,650
1,066	6.25%, 5/15/19	B1/NR	998,869
605	6.30%, 10/15/13	B1/B+	604,924
237	6.30%, 11/15/13	B1/B+	236,995
379	6.30%, 3/15/16	B1/B+	368,471
258	6.35%, 5/15/13	B1/B+	257,773
1,140	6.35%, 4/15/16	B1/B+	1,103,845
327	6.35%, 10/15/16	B1/B+	316,139
1,260	6.35%, 4/15/19	B1/B+	1,193,447
66	6.35%, 7/15/19	B1/B+	62,217
54	6.375%, 8/1/13	B1/B+	53,981
240	6.40%, 3/15/16	B1/B+	237,733
108	6.40%, 12/15/18	B1/B+	103,143
639	6.50%, 5/15/13	B1/B+	639,271
40	6.50%, 8/15/13	B1/B+	40,017
225	6.50%, 11/15/13	B1/B+	225,375
329	6.50%, 2/15/16	B1/B+	322,765
764	6.50%, 9/15/16	B1/B+	743,057
1,060	6.50%, 6/15/18	B1/B+	1,048,270
10	6.50%, 11/15/18	B1/B+	9,636
50	6.50%, 12/15/18	B1/B+	48,018
135	6.50%, 2/15/20	B1/B+	128,378
139	6.55%, 10/15/16	B1/B+	135,530
381	6.60%, 5/15/18	B1/B+	376,543
116	6.60%, 6/15/19	B1/B+	110,978
1,060	6.65%, 6/15/18	B1/B+	1,048,604
274	6.65%, 2/15/20	B1/B+	263,021
30	6.70%, 5/15/14	B1/B+	30,099
105	6.70%, 6/15/14	B1/B+	105,118
55	6.70%, 8/15/16	B1/B+	53,941

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$272	6.70%, 6/15/18	B1/B+	$268,131
32	6.70%, 6/15/19	B1/B	30,799
260	6.75%, 7/15/12	WR/NR	258,960
672	6.75%, 9/15/12	B1/B+	668,578
292	6.75%, 7/15/16	B1/B+	286,752
161	6.75%, 8/15/16	B1/B+	158,134
50	6.75%, 11/15/16	B1/B+	49,180
45	6.75%, 6/15/17	B1/B+	44,463
185	6.75%, 3/15/18	B1/B+	182,122
60	6.75%, 7/15/18	B1/B+	58,718
5	6.75%, 9/15/18	B1/B+	4,860
73	6.75%, 10/15/18	B1/B+	71,583
686	6.75%, 5/15/19	B1/B+	662,899
130	6.75%, 6/15/19	B1/B+	125,491
403	6.80%, 2/15/13	B1/B+	403,580
20	6.80%, 10/15/18	B1/B+	19,804
740	6.85%, 4/15/16	B1/B+	730,260
135	6.875%, 10/15/12	B1/B+	135,091
420	6.875%, 4/15/13	B1/B+	421,168
109	6.90%, 6/15/17	B1/B+	108,462
80	6.90%, 8/15/18	B1/B+	78,648
87	6.95%, 6/15/17	B1/B+	86,767
3,244	7.00%, 9/15/12	B1/B+	3,253,528
614	7.00%, 10/15/12	B1/B	615,273
1,970	7.00%, 11/15/12	B1/B+	1,971,714
693	7.00%, 12/15/12	B1/B+	695,825
285	7.00%, 8/15/13, VRN	B1/B+	285,562
75	7.00%, 7/15/16	B1/B+	74,353
19	7.00%, 1/15/17	B1/B+	18,916
120	7.00%, 6/15/17	B1/B+	119,948
573	7.00%, 2/15/18	B1/B+	571,227
749	7.00%, 3/15/18	B1/B+	746,552
1,286	7.00%, 5/15/18	B1/B+	1,281,037
96	7.00%, 8/15/18	B1/B+	94,869
635	7.00%, 2/15/21	B1/B+	619,580
1,743	7.00%, 9/15/21	B1/B+	1,698,189
411	7.00%, 6/15/22	B1/B+	397,792
417	7.00%, 11/15/23	B1/B+	402,078
2,181	7.00%, 11/15/24	B1/B+	2,123,598
408	7.05%, 3/15/18	B1/B+	407,647
832	7.05%, 4/15/18	B1/B+	830,973
2,900	7.10%, 9/15/12	B1/B+	2,897,396
3,495	7.10%, 1/15/13	B1/B+	3,499,201
142	7.125%, 8/15/12	B1/B+	142,024
385	7.125%, 12/15/12	B1/B+	386,314
2,784	7.125%, 10/15/17	B1/B+	2,789,999
15	7.15%, 9/15/18	B1/B+	14,894
2,858	7.20%, 10/15/17	B1/B+	2,864,405
6,750	7.25%, 8/15/12	B1/B+	6,757,053
387	7.25%, 12/15/12	B1/B+	389,660
45	7.25%, 6/15/16	B1/B+	44,997
9,609	7.25%, 9/15/17	B1/B+	9,636,803
597	7.25%, 4/15/18	B1/B+	598,507

8 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$215	7.25%, 9/15/18	B1/B+	$214,573
601	7.25%, 2/15/25	B1/B+	588,209
161	7.25%, 3/15/25	B1/B+	157,551
85	7.30%, 12/15/17	B1/B+	85,206
3,001	7.30%, 1/15/18	B1/B+	3,008,403
485	7.375%, 11/15/16	B1/B+	485,956
427	7.375%, 4/15/18	B1/B+	430,035
456	7.50%, 10/15/12	B1/B+	458,697
188	7.50%, 6/15/16	B1/B+	189,382
3,455	7.50%, 8/15/17	B1/B+	3,468,499
1,852	7.50%, 11/15/17	B1/B+	1,856,852
1,009	7.50%, 12/15/17	B1/B+	1,011,681
429	7.50%, 3/15/25	B1/B+	427,327
826	7.55%, 5/15/16	B1/B+	831,679
118	7.75%, 10/15/12	B1/B+	118,393
658	7.75%, 10/15/17	B1/B+	659,887
532	7.875%, 11/15/12	B1/B+	535,389
889	8.00%, 10/15/17	B1/B+	891,804
291	8.00%, 11/15/17	B1/B	294,245
705	8.125%, 11/15/17	B1/B+	707,350
5	8.20%, 3/15/17	B1/B+	5,036
50	8.50%, 8/15/15	B1/BB	50,289
43	9.00%, 7/15/15	B1/BB	43,173
50	9.00%, 7/15/20	B1/B+	50,233
11,300	BAC Capital Trust XIV, 5.63%, 3/15/12 (h)	Ba3/BB+	8,927,000
	BNP Paribas (h),
7,000	7.195%, 6/25/37 (a) (d) (j)	Baa1/A	7,000,000
€2,500	7.781%, 7/2/18	Baa1/A	3,845,094
$6,000	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	4,710,000
3,400	Capital One Bank USA N.A., 8.80%, 7/15/19 (j)	Baa1/BBB	4,376,698
2,000	Capital One Capital V, 10.25%, 8/15/39	Baa3/BB	2,140,000
6,300	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	6,575,625
	CIT Group, Inc.,
315	7.00%, 5/1/14	B2/B+	321,073
565	7.00%, 5/1/15	B2/B+	570,792
942	7.00%, 5/1/16	B2/B+	947,789
1,319	7.00%, 5/1/17	B2/B+	1,326,905
	Citigroup, Inc.,
€300	4.75%, 2/10/19, (converts to FRN on 2/10/14)	Baa1/A-	413,875
€3,000	6.393%, 3/6/23	Baa1/A-	4,312,161
$23,100	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (j)	Ba1/BB+	23,793,000
	Credit Agricole S.A. (h),
9,600	6.637%, 5/31/17 (a) (d) (j)	A3/BBB+	8,688,000
€4,000	7.875%, 10/26/19	A3/BBB+	6,015,436
€17,000	FCE Bank PLC, 7.125%, 1/15/13	Ba2/BB	25,785,784
	General Electric Capital Corp.,
$13,400	6.375%, 11/15/67, (converts to FRN on 11/15/17) (j)	Aa3/A+	13,986,250
£1,100	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	Aa3/A+	1,800,452
10,000	Glen Meadow Pass Through Trust, 6.505%, 2/12/67, (converts to FRN on 2/15/17) (a) (b) (d) (k) (acquisition cost-$7,700,000; purchased 2/18/10)	Ba1/BB+	9,262,500

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
	Goldman Sachs Group, Inc. (j),
$6,000	6.45%, 5/1/36	A2/A-	$5,893,824
7,209	6.75%, 10/1/37	A2/A-	7,265,785
	International Lease Finance Corp.,
3,500	5.65%, 6/1/14	B1/BBB-	3,605,000
2,000	8.625%, 9/15/15	B1/BBB-	2,219,500
19,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (h)	Baa1/BBB+	20,999,028
	LBG Capital No.1 PLC,
€1,500	7.375%, 3/12/20	Ba3/BB	2,008,623
£1,300	7.588%, 5/12/20	Ba3/BB	2,010,189
£900	7.867%, 12/17/19	Ba3/BB	1,395,371
£2,439	7.869%, 8/25/20	Ba3/BB	3,811,505
$12,300	7.875%, 11/1/20 (a) (b) (d) (k) (acquisition cost-$10,468,000; purchased 12/7/09-4/16/10)	Ba3/BB	12,177,000
12,600	8.00%, 6/15/20 (a) (d) (h)	NR/BB-	12,348,000
16,040	8.50%, 12/17/21 (a) (d) (g) (h)	NR/BB-	16,070,495
£5,000	11.04%, 3/19/20	Ba3/BB	8,965,246
	LBG Capital No.2 PLC,
€900	8.875%, 2/7/20	Ba2/BB+	1,314,617
£400	9.125%, 7/15/20	Ba2/BB+	664,580
£2,470	9.334%, 2/7/20	Ba2/BB+	4,185,043
£400	12.75%, 8/10/20	Ba2/BB+	743,540
£650	14.50%, 1/30/22	Ba2/BB+	1,357,947
£5,000	15.00%, 12/21/19	Ba2/BB+	11,103,745
€7,800	15.00%, 12/21/19	Ba2/BB+	15,434,342
	Lehman Brothers Holdings, Inc. (f),
$10,000	5.50%, 4/4/16	WR/NR	2,650,000
20,000	6.875%, 5/2/18	WR/NR	5,450,000
£2,450	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (h)	Ba1/BBB+	3,889,190
$10,500	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB	10,552,500
3,350	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (h)	Ba2/BB	3,190,875
	SLM Corp.,
€500	1.503%, 6/17/13, FRN	Ba1/BBB-	694,958
$5,000	5.00%, 4/15/15	Ba1/BBB-	5,103,025
15,700	5.375%, 5/15/14 (j)	Ba1/BBB-	16,465,406
5,000	5.625%, 8/1/33	Ba1/BBB-	4,457,320
12,200	8.00%, 3/25/20	Ba1/BBB-	13,474,058
13,600	8.45%, 6/15/18	Ba1/BBB-	15,354,658
	Societe Generale (h),
€12,000	7.756%, 5/22/13	Baa2/BBB+	17,441,886
€5,850	9.375%, 9/4/19	Baa2/BBB+	9,240,400
	Springleaf Finance Corp.,
$4,300	5.40%, 12/1/15	B3/B	4,085,000
12,500	6.90%, 12/15/17	B3/B	11,937,500
12,200	USB Capital IX, 3.50%, 6/27/11 (h) (j)	A3/BBB+	10,276,914
7,000	Wachovia Capital Trust III, 5.570%, 6/27/11 (h) (j)	Baa3/A-	6,504,750
25,000	Wells Fargo & Co., 7.98%, 3/15/18 (h)	Baa3/A-	27,593,750
			529,503,904
Healthcare & Hospitals – 0.4%
7,100	HCA, Inc., 9.625%, 11/15/16, PIK	B2/BB-	7,614,750

10 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Hotels/Gaming – 0.7%
	MGM Resorts International,
$1,300	10.375%, 5/15/14	Ba3/B	$1,508,000
1,950	11.125%, 11/15/17	Ba3/B	2,271,750
7,683	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	Baa3/BB+	8,523,590
			12,303,340
Insurance – 8.9%
22,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d) (j)	Baa2/BBB-	23,430,000
	American International Group, Inc.,
1,000	5.60%, 10/18/16 (j)	Baa1/A-	1,071,253
£1,300	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	1,849,802
$1,500	6.25%, 3/15/87	Baa2/BBB	1,395,000
MXN 130,000	7.98%, 6/15/17	Baa1/A-	10,116,137
£11,300	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	19,610,859
£35,000	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	Baa2/BBB	60,741,594
$6,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (b) (d) (h) (j) (k) (acquisition cost-$6,100,000; purchased 3/8/11)	A3/BBB+	6,223,848
5,400	Genworth Financial, Inc., 8.625%, 12/15/16 (j)	Baa3/BBB	6,136,447
5,000	Metlife Capital Trust IV, 7.875%, 12/15/67 (a) (d) (j)	Baa2/BBB	5,611,200
13,200	MetLife Capital Trust X, 9.25%, 4/8/68, (converts to FRN on 4/8/38) (a) (d) (j)	Baa2/BBB	16,830,000
3,200	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (j)	A3/A-	3,661,859
			156,677,999
Oil & Gas – 0.9%
14,160	Anadarko Petroleum Corp., 7.00%, 11/15/27	Ba1/BBB-	15,355,472
Paper/Paper Products – 2.5%
40,000	Weyerhaeuser Co., 7.375%, 3/15/32	Ba1/BBB-	44,775,000
Telecommunications – 1.8%
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (j)	Baa3/BBB-	16,123,250
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	B1/BB-	1,517,062
€8,700	Wind Acquisition Finance S.A., 11.75%, 7/15/17	B2/BB-	14,585,993
			32,226,305
Transportation – 0.1%
$1,268	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14	Baa2/BBB	1,309,236
Utilities – 1.7%
10,000	AES Corp., 7.75%, 3/1/14	B1/BB-	11,000,000
5,000	AES Red Oak LLC, 9.20%, 11/30/29	B2/BB-	5,062,500
2,500	Ameren Energy Generating Co., 7.95%, 6/1/32	Ba1/BBB-	2,505,052
2,170	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	Baa3/BBB-	2,282,482
4,200	Dynegy Roseton, 7.67%, 11/8/16, Ser. B (j)	Caa3/CC	3,874,500
2,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	Ba1/BB+	2,086,728
2,478	Sithe/Independence Funding Corp., 9.00%, 12/30/13	B2/CC	2,561,356
			29,372,618
Total Corporate Bonds & Notes (cost-$877,543,496)			999,227,346

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value
MUNICIPAL BONDS – 16.7%

California – 14.2%
$37,300	Alameda Cnty. JT Powers Auth. Rev., 7.046%, 12/1/44	A1/AA	$39,343,667
	Alameda Corridor Transportation Auth. Rev., Ser. B (AMBAC),
1,500	zero coupon, 10/1/31	Baa2/A-	264,600
1,500	zero coupon, 10/1/32	Baa2/A-	240,975
1,500	zero coupon, 10/1/33	Baa2/A-	219,750
50,000	Bay Area Toll Auth. Rev., 7.043%, 4/1/50, Ser. S-1	A1/A+	56,198,000
3,000	Inglewood Rev., zero coupon, 9/1/35, Ser. B (AMBAC)	A2/NR	441,690
31,400	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	A1/A+	34,772,360
3,425	Riverside Cnty. Redev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	A3/A-	3,431,268
49,000	Riverside Rev., 7.605%, 10/1/40	NR/AA-	59,093,510
4,820	San Bernardino Cnty. Redev. Agcy., Tax Allocation, 8.40%, 9/1/40, Ser. A	NR/BBB	4,836,291
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	A3/BBB+	20,935,492
	State, GO,
10,500	7.625%, 3/1/40	A1/A-	12,451,110
2,500	7.95%, 3/1/36	A1/A-	2,787,975
14,300	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	NR/A	14,917,474
			249,934,162
Colorado – 0.1%
2,000	Public Schools, CP, 7.017%, 12/15/37, Ser. B	Aa3/A+	2,232,700
District of Columbia – 0.9%
15,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	Baa1/BBB+	15,169,950
Louisiana – 0.0%
700	New Orleans, Public Improvements, GO, 8.80%, 12/1/39, Ser. A	A3/BBB	745,115
New Jersey – 0.6%
	Economic Dev. Auth. Rev., Ser. B (AGM),
3,000	zero coupon, 2/15/22	Aa3/AA+	1,549,650
22,540	zero coupon, 2/15/24	Aa3/AA+	9,917,600
			11,467,250
Ohio – 0.4%
5,000	American Municipal Power-Ohio, Inc. Rev., 8.084%, 2/15/50, Ser. B	A3/A	6,379,300
Pennsylvania – 0.1%
3,000	Philadelphia Auth. Industrial Dev. Rev., zero coupon, 4/15/24, Ser. B (AMBAC)	A2/BBB	1,221,000
Texas – 0.4%
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27	NR/BBB	6,263,082
Total Municipal Bonds (cost-$267,917,251)			293,412,559

12 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value
MORTGAGE-BACKED SECURITIES – 12.7%
$3,055	American Home Mortgage Assets, 0.424%, 9/25/46, CMO, FRN	C/D	$427,483
709	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	513,359
14,700	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa2/CCC	10,989,367
	BCAP LLC Trust (a) (b) (d) (k),
5,562	zero coupon, 6/25/36 (acquisition cost-$687,712; purchased 5/20/11-5/27/11)	NR/NR	687,809
4,779	zero coupon, 3/26/37, VRN (g) (acquisition cost-$418,922; purchased 5/18/11)	NR/NR	419,469
1,425	Bear Stearns Alt-A Trust, 5.053%, 11/25/36, CMO, VRN	Caa3/CCC	854,387
	Chase Mortgage Finance Corp., CMO,
7,762	2.532%, 3/25/37, FRN	Caa2/NR	6,244,825
229	2.945%, 12/25/35, FRN	NR/CCC	223,385
6,400	6.00%, 2/25/37	Caa2/CCC	5,149,606
6,000	6.00%, 7/25/37	NR/CCC	5,041,869
7,300	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	Caa1/NR	6,928,879
	Countrywide Alternative Loan Trust, CMO,
99	5.25%, 5/25/21	Caa2/CC	84,738
536	5.50%, 3/25/36	Caa3/NR	386,670
2,410	6.50%, 8/25/36	Ca/CC	1,493,242
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
6,739	5.50%, 10/25/35	Caa1/NR	6,512,084
6,904	5.75%, 3/25/37	NR/CCC	6,094,223
5,860	5.75%, 6/25/37	NR/CCC	5,351,532
2,816	6.00%, 4/25/36	NR/CCC	2,459,664
770	6.00%, 5/25/36	NR/CCC	683,655
3,500	6.00%, 2/25/37	NR/CCC	2,959,383
10,117	6.00%, 3/25/37	NR/CCC	8,747,532
1,498	6.00%, 4/25/37	NR/CCC	1,394,852
	Credit Suisse Mortgage Capital Certificates, CMO,
3,362	6.00%, 2/25/37	NR/CCC	3,022,956
8,473	6.00%, 6/25/37	NR/D	7,487,292
	GSR Mortgage Loan Trust, CMO,
8,854	3.256%, 3/25/37, VRN	NR/CCC	5,516,242
1,602	5.50%, 5/25/36	NR/CCC	1,407,764
32,920	6.00%, 2/25/36,	NR/CCC	29,487,150
	JPMorgan Mortgage Trust, CMO,
9,811	5.00%, 3/25/37	NR/CCC	7,968,101
332	5.330%, 10/25/35, VRN	B2/NR	326,085
4,597	5.625%, 1/25/37, VRN	Caa2/NR	3,704,638
4,318	5.767%, 6/25/36, VRN	Caa1/NR	3,926,107
1,786	6.00%, 8/25/37	NR/CCC	1,622,312
	Residential Accredit Loans, Inc., CMO, FRN,
439	0.374%, 6/25/46	Caa2/CCC	172,682
2,962	0.424%, 5/25/37	C/CCC	809,256
	Residential Asset Securitization Trust, CMO,
1,126	5.75%, 2/25/36	Caa3/D	853,872
2,132	6.00%, 9/25/36	Ca/D	1,266,452

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 13

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

	Residential Funding Mortgage Securities I, CMO,
$11,000	6.00%, 1/25/37	Caa2/NR	$9,588,200
7,164	6.25%, 8/25/36	Caa1/CCC	6,426,116
413	Structured Asset Mortgage Investments, Inc., 0.314%, 8/25/36, CMO, FRN	Caa3/CCC	260,605
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
3,433	5.564%, 4/25/37	NR/CCC	2,744,142
2,619	5.826%, 2/25/37	NR/CCC	1,937,983
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
6,610	5.311%, 6/25/37	NR/CCC	4,763,964
1,378	5.328%, 12/25/36	NR/CCC	1,053,740
2,594	5.558%, 7/25/37	NR/CC	1,801,215
1,521	5.570%, 9/25/36	NR/CCC	1,174,023
4,000	5.681%, 2/25/37	NR/CCC	3,451,744
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO, FRN,
3,074	1.055%, 4/25/47	C/CCC	643,806
2,933	1.135%, 5/25/47	C/CCC	796,963
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
2,929	2.724%, 7/25/36, FRN	NR/CCC	2,359,494
1,401	2.771%, 4/25/36, VRN	NR/BB+	1,180,786
15,853	4.078%, 7/25/36, FRN	NR/CCC	13,006,831
8,810	4.971%, 10/25/36, FRN	NR/CCC	7,165,734
3,400	6.00%, 7/25/37	B3/BB	3,242,245
22,000	6.00%, 8/25/37	Caa1/NR	21,093,336
Total Mortgage-Backed Securities (cost-$211,089,021)			223,909,849

Shares

PREFERRED STOCK – 4.1%

Banking – 1.7%
298,700	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (h) (k) (acquisition cost-$16,727,200; purchased 8/23/10-2/1/11)	NR/A	15,550,468
12,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (h)	A3/NR	13,717,500
			29,267,968
Financial Services – 2.4%
7,000	Ally Financial, Inc., 7.00%, 12/31/11 (a) (d) (h)	B3/C	6,762,219
1,024,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (l)	B3/CCC	26,954,240
100	Union Planters Preferred Funding Corp., 7.75%, 7/15/23 (a) (b) (d) (h) (k) (acquisition cost-$8,762,500; purchased 12/15/10)	B2/B	9,253,125
			42,969,584
Total Preferred Stock (cost-$69,267,200)			72,237,552

CONVERTIBLE PREFERRED STOCK – 3.2%

Financial Services – 0.9%
14,850	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Baa3/A-	16,112,250
Insurance – 0.0%
180,397	American International Group, Inc., 8.50%, 8/1/11	Baa2/NR	308,479

14 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Shares		Credit Rating (Moody’s/S&P)	Value

Utilities – 2.3%
	PPL Corp.,
201,000	8.75%, 5/1/14	NR/NR	$11,004,750
495,000	9.50%, 7/1/13	NR/NR	28,571,400
			39,576,150
Total Convertible Preferred Stock (cost-$48,745,335)			55,996,879

Principal Amount (000)
SOVEREIGN DEBT OBLIGATIONS – 1.5%

Brazil – 1.5%
BRL 2,000	Brazil Government International Bond, 12.50%, 1/5/22	Baa3/BBB-	1,565,521
BRL 44,860	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17, Ser. F	Baa3/NR	25,701,770
Total Sovereign Debt Obligations (cost-$22,541,865)			27,267,291

SENIOR LOANS (a) (c) – 1.2%

Financial Services – 1.2%
$20,000	AGFS Funding Co., 5.50%, 5/28/17 (e)		20,012,500
2,072	CIT Group, Inc., 6.25%, 8/11/15, Term 3		2,098,525
Total Senior Loans (cost-$22,016,407)			22,111,025

ASSET-BACKED SECURITIES – 1.1%

8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	9,248,502
4,546	GSAA Trust, 6.295%, 6/25/36	Caa3/CCC	2,755,800
7,384	Indymac Residential Asset Backed Trust, 0.354%, 7/25/37, FRN	Caa3/CCC	4,575,658
2,941	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	Caa2/CCC	2,053,508
Total Asset-Backed Securities (cost-$16,651,459)			18,633,468

U.S. GOVERNMENT AGENCY SECURITIES – 0.0%

24	Fannie Mae, 8.00%, 7/18/27, CMO (cost-$24,796)	Aaa/AAA	28,168

SHORT-TERM INVESTMENTS – 2.8%

U.S. Treasury Obligations – 2.0%
34,425	U.S. Treasury Bills, 0.001%-0.179%, 6/2/11-9/15/11 (i) (m) (cost-$34,421,029)		34,422,946
Corporate Notes – 0.4%
Financial Services – 0.3%
	Ally Financial, Inc.,
240	1.901%, 10/17/11, FRN	B1/B+	239,215
325	1.992%, 6/15/11, FRN	B1/B+	325,510
170	1.992%, 9/15/11, FRN	B1/B+	169,709

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 15

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2011 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$193	2.031%, 8/15/11, FRN	B1/B+	$193,473
500	2.042%, 9/15/11, FRN	B1/B+	501,305
632	2.051%, 7/15/11, FRN	B1/B+	633,568
330	2.051%, 10/15/11, FRN	B1/B+	329,099
198	2.292%, 12/15/11, FRN	B1/B+	197,064
1,000	2.631%, 2/15/12, FRN	B1/B+	996,150
901	6.75%, 9/15/11	B1/B+	904,585
1,012	6.75%, 10/15/11	B1/B+	1,016,887
			5,506,565
Utilities – 0.1%
1,531	East Coast Power LLC, 7.066%, 3/31/12 (j)	Baa3/BBB	1,548,245
Total Corporate Notes (cost-$6,954,881)			7,054,810
Repurchase Agreement – 0.4%
7,500	Barclays Capital, Inc., dated 5/31/11, 0.11%, due 6/1/11, proceeds $7,500,023; collateralized by U.S. Treasury Notes, 1.375%, due 1/15/20, valued at $7,637,179 including accrued interest (cost-$7,500,000)		7,500,000
Total Short-Term Investments (cost-$48,875,910)			48,977,756
Total Investments (cost-$1,584,672,740) – 100.0%			$1,761,801,893

16 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Schedule of Investments

May 31, 2011 (unaudited) (continued)

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $334,257,994, representing 19.0% of total investments.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2011.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after May 31, 2011.
(f)	In default.
(g)	Fair-Valued–Securities with an aggregate value of $16,489,964, representing 0.9% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(h)	Perpetual maturity. Maturity date shown is the first call date. On Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)	Restricted. The aggregate acquisition cost of such securities is $57,382,255. The aggregate market value is $60,534,761, representing 3.4% of total investments.
(l)	Dividend rate is fixed until the first call date and variable thereafter.
(m)	Rates reflect the effective yields at purchase date.

Glossary:
AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
BRL	-	Brazilian Real
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2011.
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MXN	-	Mexican Peso
NR	-	Not Rated
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2011.

WR	-	Withdrawn Rating

See accompanying Notes to Financial Statements. | 5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 17

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

May 31, 2011 (unaudited)

Assets:
Investments, at value (cost-$1,584,672,740)	$1,761,801,893
Cash (including foreign currency at value, of $4,554,144 with a cost of $4,542,775)	7,443,689
Interest and dividend receivable	28,427,594
Swap premiums paid	14,631,564
Unrealized appreciation on swaps	11,900,800
Receivable for investments sold	4,840,325
Unrealized appreciation of forward foreign currency contracts	1,183,283
Receivable from broker	652,841
Tax reclaims receivable	15,579
Deposits with brokers for futures contracts collateral	15,000
Receivable for variation margin on futures contracts	11,700
Prepaid expenses	74,176
Total Assets	1,830,998,444

Liabilities:
Payable for reverse repurchase agreements	231,450,219
Payable for investments purchased	45,441,909
Unrealized depreciation on swaps	26,789,356
Swaps premiums received	25,825,820
Dividends payable to common and preferred shareholders	7,803,174
Unrealized depreciation of forward foreign currency contracts	5,687,058
Payable to brokers for cash collateral received	3,150,000
Payable for terminated swaps	772,877
Investment management fees payable	753,801
Interest payable for reverse repurchase agreements	38,409
Accrued expenses and other liabilities	205,232
Total Liabilities	347,917,855
Preferred Shares ($0.00001 par value and $25,000 net asset and liquidation preference per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$1,158,080,589

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 67,814,869 shares issued and outstanding)	$678
Paid-in-capital in excess of par	963,592,067
Undistributed net investment income	3,438,709
Accumulated net realized gain	31,456,803
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	159,592,332
Net Assets Applicable to Common Shareholders	$1,158,080,589
Net Asset Value Per Common Share	$17.08

18 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Operations

Six Months ended May 31, 2011 (unaudited)

Investment Income:
Interest (net of foreign withholding tax of $17,184)	$67,094,550
Dividends	3,567,090
Facility and other fee income	61,708
Total Investment Income	70,723,348

Expenses:
Investment management fees	4,323,316
Interest expense	729,578
Auction agent fees and commissions	254,327
Custodian and accounting agent fees	234,152
Trustees’ fees and expenses	75,767
Shareholder communications	71,304
Audit and tax services	49,950
Legal fees	28,941
New York Stock Exchange listing fees	23,783
Transfer agent fees	21,405
Insurance expense	17,861
Miscellaneous	8,808
Total Expenses	5,839,192

Net Investment Income	64,884,156

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	72,849,765
Futures contracts	2,124
Swaps	7,716,007
Foreign currency transactions	(6,726,502)
Net change in unrealized appreciation/depreciation of:
Investments	29,085,617
Futures contracts	2,371,316
Swaps	(12,918,388)
Foreign currency transactions	(10,774,671)
Net realized and change in unrealized gain on investments, futures contracts, swaps and foreign currency transactions	81,605,268
Net Increase in Net Assets Resulting from Investment Operations	146,489,424
Dividends on Preferred Shares from Net Investment Operations	(348,364)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$146,141,060

See accompanying Notes to Financial Statements. | 5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 19

PIMCO Corporate Opportunity Fund Statement of Changes in Net Assets Applicable to Common Shareholders

	Six Months ended May 31, 2011 (unaudited)	Year ended November 30, 2010
Investment Operations:
Net investment income	$64,884,156	$121,332,731
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	73,841,394	154,847,097
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	7,763,874	35,229,167
Net increase in net assets resulting from investment operations	146,489,424	311,408,995

Dividends on Preferred Shares from Net Investment Income	(348,364)	(813,166)
Net increase in net assets applicable to common shareholders resulting from investment operations	146,141,060	310,595,829

Dividends to Common Shareholders from Net Investment Income	(93,298,452)	(131,625,769)

Common Share Transactions:
Reinvestment of dividends	6,318,336	8,247,098
Total increase in net assets applicable to common shareholders	59,160,944	187,217,158

Net Assets Applicable to Common Shareholders:
Beginning of period	1,098,919,645	911,702,487
End of period (including undistributed net investment income of $3,438,709 and $32,201,369, respectively)	$1,158,080,589	$1,098,919,645

Common Shares Issued in Reinvestment of Dividends	369,521	546,055

20 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Cash Flows

Six Months ended May 31, 2011 (unaudited)

Decrease in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$146,489,424

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(529,671,806)
Proceeds from sales of long-term investments	514,794,084
Purchases of short-term portfolio investments, net	(25,949,477)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	(7,763,874)
Net realized gain on investments, futures contracts, swaps, and foreign currency transactions	(73,841,394)
Net amortization on investments	(3,627,045)
Increase in receivable for investments sold	(1,392,026)
Increase in tax reclaims receivable	(15,579)
Increase in interest receivable	(2,185,655)
Proceeds from futures contracts transactions	2,269,802
Decrease in deposits with brokers for futures contracts collateral	12,000
Increase in prepaid expenses	(38,504)
Increase in payable for investments purchased	32,940,621
Decrease in payable to brokers for cash collateral received	(3,820,000)
Periodic and termination payments of swaps, net	13,694,752
Net cash used for foreign currency transactions	(6,391,696)
Increase in investment management fees payable	38,049
Decrease in interest payable for reverse repurchase agreements	(19,346)
Decrease in accrued expenses and other liabilities	(58,472)
Net cash provided by operating activities*	55,463,858

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	16,838,217
Cash dividends paid (excluding reinvestment of dividends of $6,318,336)	(87,292,131)
Net cash used for financing activities	(70,453,914)
Net decrease in cash	(14,990,056)
Cash at beginning of period	22,433,745
Cash at end of period	$7,443,689

*                 Included in operating expenses is cash paid for interest primarily related to participation in reverse repurchase agreement transactions of $749,440.

See accompanying Notes to Financial Statements. | 5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the ‘‘Fund’’), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and of other income-producing securities. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

22 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

24 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at May 31, 2011 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$16,966,728	$34,334,398	$51,301,126
Financial Services	–	513,433,409	16,070,495	529,503,904
Transportation	–	–	1,309,236	1,309,236
Utilities	–	25,498,118	3,874,500	29,372,618
All Other	–	387,740,462	–	387,740,462
Municipal Bonds	–	293,412,559	–	293,412,559
Mortgage-Backed Securities	–	223,490,380	419,469	223,909,849
Preferred Stock	–	72,237,552	–	72,237,552
Convertible Preferred Stock	$55,996,879	–	–	55,996,879
Sovereign Debt Obligations	–	27,267,291	–	27,267,291
Senior Loans	–	22,111,025	–	22,111,025
Asset-Backed Securities	–	18,633,468	–	18,633,468
U.S. Government Agency Securities	–	28,168	–	28,168
Short-Term Investments	–	48,977,756	–	48,977,756

Total Investments in Securities – Assets	$55,996,879	$1,649,796,916	$56,008,098	$1,761,801,893

Other Financial Instruments* – Assets
Credit Contracts	–	$11,900,800	–	$11,900,800
Foreign Exchange Contracts	–	1,183,283	–	1,183,283
Interest Rate Contracts	$1,633,728	–	–	1,633,728

Total Other Financial Instruments* – Assets	$1,633,728	$13,084,083	–	$14,717,811

Other Financial Instruments* – Liabilities
Credit Contracts	–	$(1,888,662)	–	$(1,888,662)
Foreign Exchange Contracts	–	(5,687,058)	–	(5,687,058)
Interest Rate Contracts	–	(24,900,694)	–	(24,900,694)

Total Other Financial Instruments* – Liabilities	–	$(32,476,414)	–	$(32,476,414)
Total Investments	$57,630,607	$1,630,404,585	$56,008,098	$1,744,043,290

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the six months ended May 31, 2011.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 25

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2011, was as follows:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$47,586,752	$(12,301,888)	$(85,148)	$168,725	$(1,034,043)	–	–	$34,334,398
Financial Services	15,053,870	–	772	–	1,015,853	–	–	16,070,495
Transportation	1,315,672	(42,405)	(2,035)	(418)	38,422	–	–	1,309,236
Utilities	3,927,000	–	28,258	–	(80,758)	–	–	3,874,500
Mortgage-Backed Securities	4,838,221	(4,748,269)	2,969	1,015,558	(689,010)	–	–	419,469

Total Investments	$72,721,515	$(17,092,562)	$(55,184)	$1,183,865	$(749,536)	–	–	$56,008,098

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2011, was $356,793. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at May 31, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed

26 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

28 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 29

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

2. Principal Risks (continued)

conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s shares to more volatile than if the Fund did not use leverage. This is because leverage tens to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment return, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Anticipated losses for securities transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH have been included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivable is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

30 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

(a) Futures Contracts

The Fund uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Fund purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounting for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options are decreased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no open option transactions at May 31, 2011.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 31

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a

32 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(b)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2011 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(b)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 33

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Asset derivatives:
Unrealized appreciation of swaps	–	$11,900,800	–	$11,900,800
Receivable for variation margin on futures contracts*	$11,700	–	–	11,700
Unrealized appreciation of forward foreign currency contracts	–	–	$1,183,283	1,183,283

Total asset derivatives	$11,700	$11,900,800	$1,183,283	$13,095,783

Liability derivatives:
Unrealized depreciation of swaps	$(24,900,694)	$(1,888,662)	–	$(26,789,356)
Unrealized depreciation of forward foreign currency contracts	–	–	$(5,687,058)	(5,687,058)

Total liability derivatives	$(24,900,694)	$(1,888,662)	$(5,687,058)	$(32,476,414)

*	Included in the unrealized appreciation of $1,633,728 on futures contracts, as reported in section 5(a) of the Notes to Financial Statements.

The effect of derivatives on the Statement of Operations for the six months ended May 31, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Net realized gain (loss) on:
Futures contracts	$2,124	–	–	$2,124
Swaps	–	$7,716,007	–	7,716,007
Foreign currency transactions (forward foreign currency contracts)	–	–	$(7,038,324)	(7,038,324)

Total net realized gain (loss)	$2,124	$7,716,007	$(7,038,324)	$679,807

Net change in unrealized appreciation/depreciation of:
Futures contracts	$2,371,316	–	–	$2,371,316
Swaps	(24,745,378)	$11,826,990	–	(12,918,388)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(11,109,477)	(11,109,477)

Total net change in unrealized appreciation/depreciation	$(22,374,062)	$11,826,990	$(11,109,477)	$(21,656,549)

The average volume of derivative activity during the six months ended May 31, 2011:

Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)	Interest Rate Swap
Long	Purchased	Sold	Sell	Agreements (3)
1,661	$66,180,653	$296,989,218	$851,558	$221,170

(1) Number of contracts

(2) U.S. $ value on origination date

(3) Notional amount (in thousands)

34 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the six months ended May 31, 2011, were $474,801,120 and $448,907,793, respectively. Purchases and sales in U.S. government obligations were $54,870,686 and $71,778,363, respectively.

(a) Futures contracts outstanding at May 31, 2011:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: Financial Futures Euro – 90 day	1,439	$357,987	3/19/12	$1,220,812
Financial Futures Euro – 90 day	312	77,501	6/18/12	412,916
				$1,633,728

At May 31, 2011, the Fund pledged cash collateral of $15,000 for futures contracts.

(b) Credit default swap agreements:

Sell protection swap agreements outstanding at May 31, 2011 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Brazilian Government International Bond	$1,000	0.98%	12/20/15	1.00%	$2,906	$(7,664)	$10,570
Brazilian Government International Bond	50,000	1.48%	6/20/21	1.00%	(1,910,808)	(2,039,882)	129,074
SLM	375	1.53%	12/20/13	5.00%	36,467	(52,500)	88,967
Barclays Bank:
Brazilian Government International Bond	39,600	0.98%	12/20/15	1.00%	115,096	(293,737)	408,833
Republic of Indonesia	30,000	1.21%	12/20/15	1.00%	(221,092)	(581,570)	360,478
SLM	6,000	1.53%	12/20/13	5.00%	583,478	(750,000)	1,333,478
BNP Paribas:
Royal Bank of Scotland	3,500	1.24%	6/20/13	1.50%	28,957	–	28,957
Royal Bank of Scotland	3,500	1.07%	6/20/13	2.65%	131,189	–	131,189
Citigroup:
China Government Bond	50,000	7.37%	6/20/16	1.00%	772,877	672,877	100,000
MBIA Insurance Corp.	12,500	6.79%	9/20/11	5.00%	56,602	(218,750)	275,352
Mexico Government International Bond	20,000	0.97%	12/20/15	1.00%	68,016	(19,820)	87,836
Republic of Italy	50,000	1.60%	3/20/16	1.00%	(1,250,654)	(1,643,726)	393,072

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 35

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Spain Government Bond	$50,000	2.53%	6/20/16	1.00%	$(3,351,344)	$(2,985,801)	$(365,543)
Credit Suisse First Boston:
Egypt Government International Bond	4,750	3.25%	3/20/16	1.00%	(450,427)	(565,391)	114,964
Republic of Indonesia	12,000	1.21%	12/20/15	1.00%	(88,437)	(249,756)	161,319
Republic of South Africa	8,000	1.13%	12/20/15	1.00%	(30,979)	(74,433)	43,454
Deutsche Bank:
Brazilian Government International Bond	50,000	1.01%	3/20/16	1.00%	69,459	(448,936)	518,395
Egypt Government International Bond	5,000	3.25%	3/20/16	1.00%	(474,134)	(603,027)	128,893
General Electric	10,000	1.07%	12/20/15	1.00%	(9,352)	(421,878)	412,526
Mexico Government International Bond	50,000	1.39%	6/20/21	1.00%	(1,548,030)	(1,409,137)	(138,893)
SLM	3,000	1.53%	12/20/13	5.00%	291,739	(390,000)	681,739
Spain Government Bond	20,000	2.53%	6/20/16	1.00%	(1,340,537)	(1,172,316)	(168,221)
United Kingdom Gilt	50,000	0.53%	12/20/15	1.00%	1,149,004	1,073,835	75,169
Goldman Sachs:
Japan Government Bond	50,000	0.80%	12/20/15	1.00%	539,211	1,155,246	(616,035)
United Kingdom Gilt	50,000	0.53%	12/20/15	1.00%	1,149,004	800,474	348,530
HSBC Bank:
Brazilian Government International Bond	50,000	1.01%	3/20/16	1.00%	69,458	(448,936)	518,394
Credit Agricole	€10,000	2.85%	6/20/16	3.00%	183,293	319,177	(135,884)
Japan Government Bond	$25,000	0.87%	6/20/16	1.00%	206,130	–	206,130
Mexico Government International Bond	8,000	0.97%	12/20/15	1.00%	27,207	(102,364)	129,571
Russian Federation International Bond	25,000	1.35%	3/20/16	1.00%	(346,688)	(515,162)	168,474
JPMorgan Chase:
Berkshire Hathaway	35,000	0.99%	12/20/15	1.00%	88,175	(1,081,114)	1,169,289
Japan Government Bond	25,000	0.87%	6/20/16	1.00%	206,130	–	206,130
Republic of Indonesia	25,000	1.32%	6/20/16	1.00%	(336,496)	(459,878)	123,382
Republic of South Africa	25,000	1.13%	12/20/15	1.00%	(96,810)	(244,762)	147,952
Morgan Stanley:
Egypt Government International Bond	8,500	3.25%	3/20/16	1.00%	(806,028)	(1,011,754)	205,726
Egypt Government International Bond	25,000	3.28%	6/20/16	1.00%	(2,504,845)	(2,380,107)	(124,738)
Russian Federation International Bond	25,000	1.35%	3/20/16	1.00%	(346,688)	(526,697)	180,009
Royal Bank of Scotland:
France Government Bond	80,000	0.68%	12/20/15	0.25%	(1,475,484)	(2,084,704)	609,220

36 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBS:
MetLife	$50,000	1.33%	12/20/15	1.00%	$(609,967)	$(3,013,695)	$2,403,728
Republic of South Korea	58,000	0.91%	12/20/15	1.00%	347,879	687,227	(339,348)
					$(11,076,523)	$(21,088,661)	$10,012,138

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Interest rate swap agreements outstanding at May 31, 2011:

Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid (Received)	Unrealized Depreciation
Bank of America	$91,400	6/15/41	4.25%	3-Month USD-LIBOR	$(4,441,291)	$2,943,080	$(7,384,371)
Credit Suisse First Boston	91,400	6/15/41	4.25%	3-Month USD-LIBOR	(4,441,291)	2,879,100	(7,320,391)
Goldman Sachs	61,100	6/15/41	4.25%	3-Month USD-LIBOR	(2,968,958)	1,999,498	(4,968,456)
Royal Bank of Scotland	60,900	6/15/41	4.25%	3-Month USD-LIBOR	(2,959,241)	2,101,050	(5,060,291)
UBS	BRL 17,970	1/2/12	BRL-CDI-Compounded	10.58%	(195,508)	(28,323)	(167,185)
					$(15,006,289)	$9,894,405	$(24,900,694)

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

€—Euro

LIBOR—London Inter-Bank Offered Rate

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 37

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

5. Investments in Securities (continued)

(d) Forward foreign currency contracts outstanding at May 31, 2011:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
558,300 Brazilian Real settling 9/2/11	Bank of America	$300,000	$347,083	$47,083
46,424,496 Brazilian Real settling 6/2/11	Citigroup	29,384,452	29,424,494	40,042
557,850 Brazilian Real settling 9/2/11	Morgan Stanley	300,000	346,803	46,803
46,424,496 Brazilian Real settling 6/2/11	Royal Bank of Scotland	29,170,277	29,424,494	254,217
2,030,000 British Pound settling 6/13/11	Credit Suisse First Boston	3,287,161	3,338,902	51,741
1,554,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	241,868	241,943	75
9,344,774 Chinese Yuan Renminbi settling 11/15/11	Citigroup	1,438,432	1,454,890	16,458
4,000,000 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	617,379	626,132	8,753
5,793,760 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	901,507	902,032	525
12,975,912 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	1,992,248	2,031,160	38,912
276,000 Euro settling 7/18/11	Citigroup	394,928	396,757	1,829
931,000 Euro settling 7/18/11	Credit Suisse First Boston	1,330,795	1,338,334	7,539
4,058,000 Indian Rupee settling 8/12/11	Barclays Bank	86,488	89,068	2,580
600,000 Indian Rupee settling 8/12/11	Deutsche Bank	12,834	13,169	335
463,755 Mexican Peso settling 7/7/11	HSBC Bank	37,354	39,985	2,631
463,755 Mexican Peso settling 11/18/11	Morgan Stanley	39,288	39,495	207
2,280,450 South African Rand settling 9/13/11	Barclays Bank	300,000	329,834	29,834
1,519,800 South African Rand settling 9/13/11	Morgan Stanley	200,000	219,817	19,817
760,000 South African Rand settling 9/13/11	UBS	100,000	109,923	9,923
2,222,500 South Korean Won settling 8/12/11	JPMorgan Chase	2,024	2,050	26
Sold:
46,424,496 Brazilian Real settling 6/2/11	Citigroup	27,405,251	29,424,494	(2,019,243)
46,424,496 Brazilian Real settling 6/2/11	Royal Bank of Scotland	29,384,452	29,424,494	(40,042)
46,424,496 Brazilian Real settling 8/2/11	Royal Bank of Scotland	28,802,888	29,059,807	(256,919)
20,093,000 British Pound settling 6/13/11	Bank of America	32,257,905	33,048,549	(790,644)
3,172,000 British Pound settling 6/13/11	BNP Paribas	5,106,815	5,217,239	(110,424)

38 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2011	Unrealized Appreciation (Depreciation)
30,001,000 British Pound settling 6/13/11	Citigroup	$48,117,134	$49,345,022	$(1,227,888)
30,001,000 British Pound settling 6/13/11	Credit Suisse First Boston	48,132,404	49,345,021	(1,212,617)
33,108,840 Chinese Yuan Renminbi settling 9/14/11	JPMorgan Chase	5,105,450	5,134,570	(29,120)
5,577,000 Euro settling 7/18/11	Barclays Bank	8,106,465	8,017,067	89,398
7,846,000 Euro settling 7/18/11	Citigroup	11,464,793	11,278,807	185,986
27,830,000 Euro settling 7/18/11	Credit Suisse First Boston	40,137,817	40,006,270	131,547
251,000 Euro settling 7/18/11	HSBC Bank	371,932	360,819	11,113
22,960,000 Euro settling 7/18/11	JPMorgan Chase	33,129,214	33,005,533	123,681
18,772,000 Euro settling 7/18/11	Royal Bank of Scotland	27,045,195	26,985,185	60,010
463,755 Mexican Peso settling 7/7/11	Morgan Stanley	39,824	39,985	(161)
4,160,559 South African Rand settling 7/28/11	JPMorgan Chase	608,180	605,962	2,218
				$(4,503,775)

At May 31, 2011, $3,150,000 was held in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(e) Open reverse repurchase agreements at May 31, 2011:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	5/4/11	6/6/11	$21,945,211	$21,937,533
	0.45%	5/26/11	6/22/11	16,987,429	16,986,155
	0.45%	5/27/11	6/27/11	5,638,477	5,638,125
	0.45%	5/27/11	6/28/11	13,426,245	13,425,406
Barclays Bank	(1.00)%	5/5/11	6/1/11	937,297	938,000
	0.45%	5/10/11	6/10/11	16,102,427	16,098,000
	0.45%	5/19/11	6/21/11	1,665,271	1,665,000
	0.45%	5/23/11	6/23/11	27,560,100	27,557,000
	0.45%	5/24/11	6/24/11	1,487,149	1,487,000
	0.45%	5/31/11	6/29/11	30,132,377	30,132,000
	0.60%	5/18/11	6/20/11	15,701,663	15,698,000
Deutsche Bank	0.38%	5/17/11	6/17/11	12,068,911	12,067,000
	0.38%	5/19/11	6/21/11	546,075	546,000
	0.38%	5/26/11	6/22/11	5,439,344	5,439,000
	0.45%	5/18/11	6/20/11	3,643,638	3,643,000
	0.60%	5/18/11	6/20/11	32,541,591	32,534,000
Greenwich Capital Markets	0.40%	5/26/11	6/22/11	5,948,397	5,948,000
	0.40%	5/27/11	6/28/11	1,020,057	1,020,000
	0.50%	5/9/11	6/9/11	18,696,971	18,691,000
					$231,450,219

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2011 was $289,702,911 at a weighted average interest rate of 0.49%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 39

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

5. Investments in Securities (continued)

collateral for reverse repurchase agreements) for open reverse repurchase agreements at May 31, 2011 was $239,486,769.

At May 31, 2011, the Fund held $921,078 and $557,111 in principal value of U.S. Treasury Obligations and U.S. Government Agency securities, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

6. Income Tax Information

At May 31, 2011 the aggregate cost basis of investments for federal income tax purposes is $1,584,707,899. Gross unrealized appreciation is $209,276,940; gross unrealized depreciation is $32,182,946 and net unrealized appreciation is $177,093,994. The difference between book and tax cost basis was attributable to wash sales.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended May 31, 2011, the annualized dividend rates ranged from:

	High	Low	At May 31, 2011
Series M	0.347%	0.060%	0.105%
Series T	0.347%	0.120%	0.150%
Series W	0.300%	0.060%	0.120%
Series TH	0.330%	0.105%	0.105%
Series F	0.330%	0.105%	0.105%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

See Note 8. Legal Proceedings, for a discussion of shareholder demand letters received by certain closed-end funds managed by the Investment Manager, including this fund.

40 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2011 (unaudited)

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Fund and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of the Fund rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

9. Subsequent Events

On June 1, 2011, a dividend of $0.115 per share was declared to common shareholders payable July 1, 2011 to shareholders of record on June 13, 2011.

On July 1, 2011, a dividend of $0.115 per share was declared to common shareholders payable August 1, 2011 to shareholders of record on July 11, 2011.

Effective June 24, 2011, the address of the Fund and the Investment Manager changed to 1633 Broadway, New York, NY 10019.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 41

PIMCO Corporate Opportunity Fund Financial Highlights

For a common share outstanding throughout each period:

	Six Months
	ended
	May 31, 2011	Year Ended November 30,
	(unaudited)	2010	2009	2008		2007		2006
Net asset value, beginning of period	$16.29	$13.63	$8.54	$14.34		$15.62		$15.59
Investment Operations:
Net investment income	0.96	1.80	1.64	1.40		1.50		1.57
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1.22	2.83	4.85	(5.52)		(0.64)		0.54
Total from investment operations	2.18	4.63	6.49	(4.12)		0.86		2.11
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.01)	(0.02)	(0.30)		(0.45)		(0.41)
Net realized gains	–	–	–	–		–		(0.00	)†
Total dividends and distributions on preferred shares	(0.01)	(0.01)	(0.02)	(0.30)		(0.45)		(0.41)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.17	4.62	6.47	(4.42)		0.41		1.70
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.38)	(1.96)	(1.38)	(1.38)		(1.32)		(1.65)
Net realized gains	–	–	–	–		(0.31)		(0.02)
Return of capital	–	–	–	–		(0.06)		–
Total dividends and distributions to common shareholders	(1.38)	(1.96)	(1.38)	(1.38)		(1.69)		(1.67)
Net asset value, end of period	$17.08	$16.29	$13.63	$8.54		$14.34		$15.62
Market price, end of period	$20.30	$17.30	$14.00	$7.55		$13.89		$16.94
Total Investment Return (1)	26.97%	40.36%	111.56%	(39.06)%		(8.43)%		8.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$1,158,081	$1,098,920	$911,702	$566,927		$946,896		$1,022,823
Ratio of expenses to average net assets, including interest expense (2)(4)	1.05%*	1.02%	1.32%	1.39	%(3)	1.28	%(3)	1.27	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	0.91%*	0.93%	1.23%	1.30	%(3)	1.19	%(3)	1.18	%(3)
Ratio of net investment income to average net assets (2)	11.62%*	11.98%	16.16%	11.08%		10.15%		10.21%
Preferred shares asset coverage per share	$114,082	$109,530	$95,129	$50,082		$66,880		$70,236
Portfolio turnover	31%	70%	80%	130%		38%		29%
*	Annualized
†	Less than $(0.005) per common share
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense primarily relates to the liability for floating rate notes issued in connection with inverse floater transactions and/or participation in reverse repurchase agreement transactions.

42 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Annual Shareholder Meeting Results/
Changes to Board of Trustees/Changes to Investment Policy/
Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2011. Common and/or Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2014	60,666,996	1,378,481

Re-election of James A. Jacobson* – Class II to serve until 2014	5,084	220

Election of Alan Rappaport* – Class I to serve until 2013	5,086	218

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess, John C. Maney† and William B. Ogden, IV continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes to Board of Trustees:

Effective June 14, 2011, the Fund’s Board of Trustees appointed Deborah A. Zoullas as a Class III Trustee to serve until 2012.

Changes to Investment Policy:

Effective April 20, 2011, the Fund’s duration guidelines were expanded such that, under normal market conditions, the Fund will maintain an average portfolio duration of between zero and eight years. Previously, the Fund observed immediate average portfolio duration ranges — normally between four and eight years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest — i.e., the prices of debt obligations typically fall when market interest rates rise. Please see “2. Principal Risks” in the Notes to Financial Statements for additional discussion of interest rate risk.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

5.31.11 | PIMCO Corporate Opportunity Fund Semi-Annual Report 43

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44 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.11

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AZ610SA_053111

AGI-2011-05-31

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. INVESTMENTS

(a)          The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate Opportunity Fund

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	July 28, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	July 28, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	July 28, 2011